Exhibit 99.1

FOR IMMEDIATE RELEASE	SYMBOL: LANC
October 26, 2018	TRADED: Nasdaq

LANCASTER COLONY CORPORATION NAMES

CARL R. STEALEY RETAIL DIVISION PRESIDENT

WESTERVILLE, Ohio, October 26, 2018 – Lancaster Colony Corporation (Nasdaq: LANC) is pleased to announce the addition of Carl Stealey to its senior leadership team as President of T. Marzetti Company’s Retail Division. In his new role, Mr. Stealey will be responsible for the overall management of the Retail Division including the development and implementation of all strategic initiatives for the company’s retail brands, most notably Marzetti®, New York BRAND Bakery®, Sister Schubert’s® and Flatout®.

Mr. Stealey’s professional background includes over 18 years in the consumer products industry. Most recently, he held the position of General Manager and Vice President for Conagra Brands, accountable for the sales and profit of a large multi-brand portfolio spanning numerous retail categories. Prior to that, Mr. Stealey was Vice President, U.S. Marketing for Mead Johnson Nutrition. His career background also includes leadership roles in marketing, innovation and strategy with Procter & Gamble. Mr. Stealey earned a B.A. in Accounting from the University of Cincinnati and completed his M.B.A at the University of Virginia Darden School of Business.

David A. Ciesinski, Lancaster Colony’s President and CEO, commented “I am very excited to welcome Carl to our senior leadership team. His breadth of experience and track record of success with consumer brands provide a great fit for our organization. We look forward to Carl’s positive influence and strategic leadership in driving our Retail Division towards greater growth and profitability.”

About the Company

Lancaster Colony Corporation is a manufacturer and marketer of specialty food products for the retail and foodservice channels.

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PRESIDENT

Forward-Looking Statements

We desire to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). This news release contains various “forward-looking statements” within the meaning of the PSLRA and other applicable securities laws. Such statements can be identified by the use of the forward-looking words “anticipate,” “estimate,” “project,” “believe,” “intend,” “plan,” “expect,” “hope” or similar words. These statements discuss future expectations; contain projections regarding future developments, operations or financial conditions; or state other forward-looking information. Such statements are based upon assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, expected future developments; and other factors we believe to be appropriate. These forward-looking statements involve various important risks, uncertainties and other factors, many of which are beyond our control, which could cause our actual results to differ materially from those expressed in the forward-looking statements. Some of the key factors that could cause actual results to differ materially from those expressed in the forward-looking statements include:

•	dependence on key personnel;

•	the ability to successfully implement our strategic initiatives;

•	the ability to successfully grow recently acquired businesses;

•	the extent to which recent and future business acquisitions are completed and acceptably integrated;

•	fluctuations in the cost and availability of raw materials and packaging;

•	the reaction of customers or consumers to the effect of price increases we may implement;

•	the potential for loss of larger programs or key customer relationships;

•	price and product competition;

•	the possible occurrence of product recalls or other defective or mislabeled product costs; and

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risks related to other factors described under “Risk Factors” in other reports and statements filed by us with the Securities and Exchange Commission, including without limitation our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q (available at www.sec.gov)

Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update such forward-looking statements, except as required by law. Management believes these forward-looking statements to be reasonable; however, you should not place undue reliance on such statements that are based on current expectations.

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FOR FURTHER INFORMATION:	Douglas A. Fell, Vice President and CFO, or
Dale N. Ganobsik, Vice President, Investor Relations and Treasurer
Lancaster Colony Corporation
Phone: 614/224-7141
Email: ir@lancastercolony.com